UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported):  April 26, 2017

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9278 (Commission File Number)	31-1168055 (IRS Employer Identification No.)

480-781-5000
(Registrant’s telephone number)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2017, Magalen C. Webert notified Carlisle Companies Incorporated (the “Company”) of her retirement from the Board of Directors of the Company (the “Board”), effective immediately, in accordance with the Company’s eighteen year term limitation set forth in the Company’s Statement of Corporate Governance Guidelines and Principals. Mrs. Webert was a member of the Corporate Governance and Nominating Committee of the Company prior to her retirement from the Board. Mrs. Webert’s retirement was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	On April 26, 2017, the Company held its 2017 annual meeting of shareholders (the “Annual Meeting”).

(b)
At the Annual Meeting, the Company’s shareholders (i) elected all three of the directors nominated by the Board, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 8, 2017 (the “2017 Proxy Statement”), (iii) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The proposals are further described in the 2017 Proxy Statement.

(c)	Final voting results on each proposal submitted to the Company’s shareholders at the Annual Meeting are as follows:

1. Election of directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert G. Bohn	70,314,141	1,024,714	33,857	3,836,000
Terry D. Growcock	69,731,146	1,607,788	33,778	3,836,000
Gregg A. Ostrander	70,351,682	986,693	34,337	3,836,000

2. Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,301,506	6,972,424	98,782	3,836,000

3. Advisory vote on frequency of future shareholder advisory votes to approve the Company’s executive compensation:

1 Year	2 Years	3 Years	Abstentions
56,422,102	54,010	14,849,254	47,346

4. Ratification of Ernst & Young LLP:

Votes For	Votes Against	Abstentions
74,576,449	595,865	36,398

(d)
In accordance with the recommendation of the Board, the Company’s shareholders voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. Based on the voting results, the Company will include an advisory shareholder vote to approve the Company’s named executive officer compensation in its proxy materials on an annual basis until the next required advisory vote on the frequency of shareholder votes to approve the Company’s named executive officer compensation, which will occur no later than the Company’s annual meeting of shareholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	May 1, 2017	By:	/s/ Steven J. Ford
Steven J. Ford
Vice President, Secretary and General Counsel